UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 1, 2016
(date of earliest event reported)

Vascular Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court North
Minneapolis, Minnesota 55369
(Address of principal executive offices)

 (763) 656-4300
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 1, 2016, Vascular Solutions, Inc., a Minnesota corporation (“Vascular Solutions”), Teleflex Incorporated., a Delaware corporation (“Teleflex”), and Violet Merger Sub Inc., a Minnesota corporation (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the Merger Agreement, Merger Sub will be merged with and into Vascular Solutions (the “Merger”), with Vascular Solutions as the surviving corporation as a wholly owned subsidiary of Teleflex.  At the effective time of the Merger (the “Effective Time”), each share of common stock in Vascular Solutions, par value $0.01 per share (the “Shares”), other than (i) Shares then held by any wholly owned subsidiary of Vascular Solutions, (ii) Shares then held by Teleflex, Merger Sub or any other wholly owned subsidiary of Teleflex, and (iii) Shares then held by a holder who has properly asserted dissenters’ rights and otherwise complied with the provisions of Sections 302A.471 and 302A.473 of the Minnesota Business Corporations Act (“Dissenting Shares”), will be converted into the right to receive $56.00 per Share in cash, without interest (the “Merger Consideration”), without interest and subject to any applicable withholding tax. The transaction is not subject to any financing condition. Teleflex will fund the transaction through the proceeds from one or more debt financing transactions.

At the Effective Time, each outstanding option or similar right to purchase Shares (other than pursuant to the employee stock purchase program of Vascular Solutions) issued pursuant to Vascular Solutions’ Stock Option and Stock Award Plan (the “Company Options”) will be cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding taxes), without interest, equal to the product of (i) the total number of Shares subject to such Company Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the exercise price subject to such Company Option.

At the Effective Time, each Share awarded under, and then subject to forfeiture pursuant to, Vascular Solutions’ Stock Option and Stock Award Plan (a “Restricted Share”) will be cancelled and converted into the right to receive the Merger Consideration, subject to any applicable withholding tax.

The obligation of Vascular Solutions, Teleflex and Merger Sub to consummate the Merger is subject to the satisfaction or waiver of closing conditions set forth in the Merger Agreement, including, among others (i) the approval of the Merger Agreement by the holders of a majority of the outstanding Shares (ii) the expiration or termination of any waiting period applicable under the Hart-Scott Rodino Act, and (iii) the absence of a “Company Material Adverse Effect” (as defined in the Merger Agreement) with respect to Vascular Solutions.

The Merger Agreement includes customary representations, warranties and covenants of the parties customary for a transaction of this nature, including covenants (i) for each of the parties to use their reasonable best efforts to take, or cause to be taken, all appropriate action to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement, (ii) for Vascular Solutions to conduct its business in the ordinary course and to be bound by customary restrictions relating to the operation of its business until the Effective Time or termination of the Merger Agreement, and (iii) for Vascular Solutions not to solicit third party proposals relating to alternative transactions or provide information or enter into discussions in connection with alternative transactions, subject to exceptions to permit the Board of Directors of Vascular Solutions (the “Company Board”) to comply with its fiduciary duties.

The Merger Agreement includes certain termination provisions for both Vascular Solutions and Teleflex and provides that, in connection with the termination of the Merger Agreement under certain specified circumstances, Vascular Solutions may be required to pay Teleflex a termination fee of $35 million, including upon: (i) a termination by Teleflex following a change in the recommendation of the Company Board, entry by Vascular Solutions into an alternative acquisition agreement, failure by Vascular Solutions to publicly recommend against a competing tender offer or exchange offer satisfying certain conditions within ten business days of the commencement of such offer, or failure by Vascular Solutions to publicly reaffirm the recommendation of the Company Board within ten business days after the date a competing proposal satisfying certain conditions has been announced; (ii) a termination by Vascular Solutions in order to enter into an agreement with respect to a superior proposal, subject to the satisfaction of certain conditions; or (iii) a termination in certain specified circumstances while a competing proposal satisfying certain conditions has been publicly disclosed or publicly known and has not been withdrawn prior to such termination, and, within 12 months of such termination, Vascular Solutions consummates or enters into an agreement providing for a competing proposal satisfying certain conditions.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the Merger Agreement, attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The representations and warranties of the parties contained in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by certain documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by Vascular Solutions prior to the date of the Merger Agreement, (iii) have been qualified by confidential disclosures made to Teleflex and Merger Sub in connection with the Merger Agreement, (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (vi) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Vascular Solutions or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Vascular Solutions or any of its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of Vascular Solutions. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Vascular Solutions that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that Vascular Solutions files with the SEC.

Employee Stock Purchase Plan

On December 1, 2016, the Company Board, in accordance with the requirements of the Merger Agreement regarding the treatment of the Vascular Solutions Employee Stock Purchase Plan (the “ESPP”), adopted resolutions amending the ESPP such that (i) no new “Purchase Period” (as defined in the ESPP) will commence after November 1, 2016, (ii) the “New Purchase Date” (as defined in the ESPP) will be set as the day immediately prior to the Effective Date and (iii) the ESPP shall terminate immediately following the purchase of shares on the New Purchase Date, unless otherwise terminated by the Company Board prior thereto. The foregoing amendments to the ESPP are conditioned upon and subject to the closing of the Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2016, the Company Board, in accordance with the requirements of the Merger Agreement regarding the treatment of outstanding equity awards, adopted resolutions approving the accelerated vesting and settlement of all outstanding Company Options and Restricted Shares and the cash-out of the same in connection with the Merger. The action was taken pursuant to and in accordance with the authority granted to the board as administrator under the previously disclosed terms of the Vascular Solutions Stock Option and Stock Award Plan, as amended from time to time. The accelerated vesting, settlement, and cash-out are conditioned upon and subject to the closing of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2016, the Company Board approved an amendment (the “Amendment”) to the Bylaws of Vascular Solutions (the “Bylaws”), effective immediately. The Amended amends the Bylaws to include a new Article XII, which, unless Vascular Solutions consents in writing, establishes certain Minnesota courts as the exclusive forum for certain types of claims involving Vascular Solutions.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On December 2, 2016, Vascular Solutions issued a press release announcing its entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Teleflex and Vascular Solutions, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to:(i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Vascular Solutions’ business and the price of the common stock of Vascular Solutions, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of Vascular Solutions and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Vascular Solutions’ business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Vascular Solutions and potential difficulties in Vascular Solutions employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Vascular Solutions’ ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Vascular Solutions or Teleflex related to the merger agreement or the transaction. In addition, please refer to the documents that Teleflex and Vascular Solutions file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vascular Solutions assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Vascular Solutions, Inc. intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Vascular Solutions, Inc. will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Vascular Solutions, Inc. shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Vascular Solutions, Inc. files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Vascular Solutions, Inc. with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Vascular Solutions, Inc.’s investor website (http://vasc.com/investor-relations), or by writing or calling Vascular Solutions, Inc. at Vascular Solutions, Inc., 6464 Sycamore Court North, Minneapolis, MN 55369 USA or by (763) 656-4371.

Participants in the Solicitation

Vascular Solutions, Inc. and its directors and executive officers, and Teleflex and its directors and officers, may be deemed to be participants in the solicitation of proxies from Vascular Solutions, Inc.’s stockholders with respect to the transaction. Information about Vascular Solutions, Inc.’s directors and executive officers and their ownership of Vascular Solutions, Inc.’s common stock is set forth in Vascular Solutions, Inc.’s proxy statement on Schedule 14A filed with the SEC on March 25, 2016. To the extent that holdings of Vascular Solutions, Inc.’s securities have changed since the amounts printed in Vascular Solutions, Inc.’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Teleflex is set forth in the proxy statement for Teleflex’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of December 1, 2016, by and among Vascular Solutions, Inc., Teleflex and Violet Merger Sub Inc.
3.1	Amendment to the Bylaws of Vascular Solutions, Inc., dated December 1, 2016
99.1	Press Release, dated as of December 2, 2016

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Vascular Solutions agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vascular Solutions, Inc.

Date: December 2, 2016	By:	/s/ Gordon Weber
Name: Gordon Weber
Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of December 1, 2016, by and among Vascular Solutions, Inc., Teleflex and Violet Merger Sub Inc.
3.1	Amendment to the Bylaws of Vascular Solutions, Inc., dated December 1, 2016
99.1	Press Release, dated as of December 2, 2016

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Vascular Solutions agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.